                                                                   Exhibit 10.16

                      ASSIGNMENT AND ASSUMPTION AGREEMENT


          THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement"), is dated as of February 27, 1998, among Apollo Holding Inc., a Delaware corporation ("Assignor"), Intermetrics, Inc., a Delaware corporation and a wholly-owned subsidiary of the Assignor ("Intermetrics") and IP Technologies, Inc., a Delaware corporation (the "Assignee").

          WHEREAS, the Assignor, Intermetrics and the individuals set forth on
Schedule 1 hereto have entered into the employment agreements set forth on such schedule (the "Transferred Agreements");

          WHEREAS, Pacer Infotec, Inc., a Massachusetts corporation ("Pacer"), and Apollo have entered into that certain Agreement and Plan of Merger, dated as of January 22, 1998 (the "Merger Agreement"), whereby, among other things, the Assignee was formed for the purpose of combining the businesses of Pacer and Intermetrics through the mergers of (i) Apollo Acquisition Corp. with and into Apollo (the "Apollo Merger") and (ii) PI Acquisition Corp. with and into Pacer (the "Pacer Merger"); and

          WHEREAS, the parties hereto desire to execute this Agreement to evidence (i) the assignment and transfer to the Assignee of all of the Assignor's right, title and interest in and to the Transferred Agreements and
(ii) the assumption by the Assignee of all of the Assignor's obligations, duties and liabilities under the Transferred Agreements.

          NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1.   Transfer of Rights.  Effective as of the date hereof, the
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Assignor by these presents does hereby assign and transfer to the Assignee, and the Assignee hereby accepts and receives from the Assignor, all of the Assignor's right, title and interest in and to the Transferred Agreements.

          2.   Assumption of Obligations.  Effective as of the date hereof, the
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Assignee by these presents does hereby assume and agree to pay, perform and discharge when due all of Assignor's obligations, duties and liabilities under the Transferred Agreements arising and accruing from and after the date hereof.

          3.   Governing Law.  This Agreement and the legal relations between
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the parties hereto shall be governed by, and construed in accordance with, the laws of the State of New York, applicable to contracts made and performed therein.
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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.


                              APOLLO HOLDING, INC.



                              By:/s/ Michael B. Alexander
                                 ------------------------
                                    Name:  Michael B. Alexander
                                    Title: Chairman and Chief Executive Officer


                              INTERMETRICS, INC.



                              By:/s/ Michael B. Alexander
                                 ------------------------
                                    Name:  Michael B. Alexander
                                    Title: Chairman and Chief Executive Officer



                              IP TECHNOLOGIES, INC.



                              By:/s/ Michael B. Alexander
                                 --------------------
                                    Name:  Michael B. Alexander
                                    Title: Chairman and Chief Executive Officer

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                                   SCHEDULE 1

1. Employment Agreement, dated as of August 21, 1995, by and among Intermetrics, Inc., Apollo Holding Inc. and Michael B. Alexander

2. Employment Agreement, dated as of August 21, 1995, by and among Intermetrics, Inc., Apollo Holding, Inc. and Joseph A. Saponaro